Astoria Financial Corporation

Astoria Financial Corporation

This presentation may contain certain forward-looking statements and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

Corporate Profile

NASDAQ: ASFC

Second largest thrift in New York and sixth largest in United States

- $22.6 billion in assets
- Serves 700,000 customers/consumers
  - Retail Banking
  - Mortgage Lending
  - Consumer Lending
  - Small Business Lending

- Market capitalization - $2.8 Billion
  - Sixth largest among U.S. thrifts
  - Included in S&P MidCap 400 Index

Note: All figures at or for the period ended March 31, 2001, except as noted. Prior periods results have been restated to reflect the pooling of interests accounting treatment applied with respect to the Long Island Bancorp, Inc. acquisition, unless otherwise noted. Market capitalization is based on share price on 5/2/01.

Strengths/Investment Merits

- Strong balance sheet
- Tangible equity generation
- Attractive banking franchise in major market
- Acquisition integration expertise
- Mortgage lending capabilities
- Superior operating efficiency
- Stock repurchase program
- Large goodwill claims

Financial Results and Trends

Importance of Cash Earnings

Components of current cash operating earnings:		Example of change in operating cash earnings under tentative FASB proposal:	
	1Q01	1Q01	1Q01 Annualized
• Operating earnings	$1.16	$1.26	$5.04
• + Goodwill amortization	0.10	0.00	0.00
• + ESOP journal entry	0.03	0.03	0.12
• Operating cash earnings	$1.29	$1.29	$5.16

Note: Illustration uses 1Q01 operating earnings

Astoria Financial Corporation

Operating/Cash Operating EPS Growth and Returns


Non-Cash Charges
Reported EPS
6
5
4
3
2
1
0
$3.11
0.72
2.39
$3.51
0.87
2.64
$4.79
0.63
4.16
$4.87
0.53
4.34
$1.29
0.13
1.16
1997
1998 (1)
1999 (2)
2000 (3)
1Q01 (4)

	1997	1998 (1)	1999 (2)	2000 (3)	1Q01 (4)
ROA	0.84%	0.79%	0.99%	0.97%	1.01%
Cash ROA	1.09%	1.05%	1.13%	1.09%	1.13%
ROE	9.83%	9.76%	16.48%	16.77%	14.47%
Cash ROTE	14.49%	15.53%	22.86%	22.48%	18.49%

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the sales of the former LISB headqtrs and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.
(4) Excludes the cumulative effect of an accounting change, net of tax, of $2.3 million, or $0.05 per share related to the implementation of SFAS 133

Astoria Financial Corporation

Return on Average Assets



Percent
Reported
Cash
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.84
1.09
0.79
1.05
0.99
1.13
0.97
1.09
1.01
1.13
1997
1998 (1)
1999 (2)
2000 (3)
1Q01 (4)
(annualized)

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the sales of the former LISB headquarters and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.
(4) Excludes cumulative effect of accounting change, net of tax, of $2.3 million related to implementation of SFAS 133

Astoria Financial Corporation

Return on Average Tangible Equity



Percent
Reported
Cash
25.00
20.00
15.00
10.00
5.00
11.16
14.49
11.78
15.53
19.91
22.86
20.10
22.48
16.62
18.49
1997
1998 (1)
1999 (2)
2000 (3)
1Q01(4)
(annualized)

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the sales of the former LISB headquarters and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.
(4) Excludes cumulative effect of accounting change, net of tax, of $2.3 million related to implementation of SFAS 133

Astoria Financial Corporation

Current Focus

- Managing Risks - interest rate, prepayment and credit
- Building non-interest revenue
  - Marketing initiatives
  - Integrating sales initiatives
  - Expanding checking account base - personal and business
  - Building mutual fund, deferred annuity and insurance sales
- Continue balance sheet repositioning
- Maintaining high level of ROE and ROA
- Maintaining superior operating efficiency

Astoria Financial Corporation

Balance Sheet Repositioning

($ in billions)



(Loans increased $1.5 billion, or 14.9%)
(MBS decreased $2.3 billion, or 22.9%)
$12
$11
$10
$9
$8
$7
10.0
10.0
10.3
9.3
10.5
8.9
10.8
8.4
11.1
8.0
11.4
7.9
11.5
7.7
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
Loans
MBS

Astoria Financial Corporation

Balance Sheet Repositioning

($ in billions)



$12
$11
$10
$9
$8
11.7
11.4
11.0
10.5
10.1
10.2
10.3
10.1
9.4
9.6
9.8
9.9
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
Deposits
Borrowings
(Deposits increased $900 million, or 9.5%)
(Borrowings decreased $1.5 billion, or 13.0%)

Astoria Financial Corporation

Book Value/Tangible Book Value Growth



(Dollars per common share)
(Book Value increased 35%)
(Tangible Book Value increased 44%)
$35
$30
$25
$20
$15
23.46
24.17
26.23
22.05
29.47
25.35
31.73
27.64
3/31/00
6/30/00
9/30/00
12/31/00
3/31/01
Book Value
Tangible Book Value

Astoria Financial Corporation

Asset Quality Trend

Non-Performing Assets (NPAs) to Total Assets



Percent
4.00
3.00
2.00
1.00
0.00
0.70
0.58
0.26
0.18
0.17
Period Ended
Dec. 31, 1997
Dec. 31, 1998
Dec. 31, 1999
Dec. 31, 2000
Mar. 31, 2001

Total NPAs ($ in millions)	$115.3	$120.4	$58.4	$40.0	$38.3

Allowance for loan losses/non-performing loans at March 31, 2001 - - 238%

Astoria Financial Corporation

Low Credit Risk Loan Portfolio Composition

At March 31, 2001*



Comm'l R/E
5%
Multi-family
7%
Home Equity & Other
2%
One-to-Four Family
86%

Total - $11.5 Billion*

*Excludes loans held for sale

Astoria Financial Corporation

Low Credit Risk MBS Portfolio

At March 31, 2001


FNMA
5%
GNMA
1%
FHLMC
3%
CMO/REMIC - Non Agency
21%
CMO/REMIC - Agency
70%

Total MBS Portfolio Classification

Available for sale -	$ 6.9B	(90%)
Held to maturity -	$ 0.8B	(10%)
Total	$7.7B	

Astoria Financial Corporation

Leading Thrift Franchise

- $10.3 Billion in Deposits, 86 Banking Offices
- Low Cost/Stable Source of Funds
  - Core Deposits Represent 49.5% of Deposits
- Banking Offices and Market Share of Deposits
  - Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12)
    - Average Deposits of $120 Million
  - Westchester Offices (3) - Average Deposits of $113 Million

Astoria Financial Corporation

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island


Queens
Brooklyn
Suffolk
Nassau

Overall Deposit Share Ranking: #4

Strong Position in Core Market

Nassau, Suffolk, Queens and Brooklyn

- The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

Institution	Deposits ($ in millions)	Market Share	Branches
1. Chase	$16,171	14.5%	157
2. Citigroup/EAB	15,260	13.7	158
3. GreenPoint Financial Corp	9,634	8.7	60
4. ASTORIA	9,538	8.6	83
5. Dime Bancorp	9,109	8.2	77
6. HSBC	8,531	7.7	100
7. North Fork /CBNY	7,561	6.8	138
8. Fleet Financial	5,403	4.9	124
9. Roslyn	4,021	3.6	26
10. Bank of New York	3,476	3.1	110
Total - Core Market	$111,195		1,379

Source: FDIC Deposit Market Share Report. Data as of 6/30/00 adjusted for pending acquisitions

Astoria Financial Corporation

Well Positioned in Key Markets

Deposits

Nassau ($ in millions)

Institution	Total	Share	Branches
1. Citigroup/EAB	$6,511	18.4%	69
2. GreenPoint Financial	4,292	12.2	21
3. Chase	4,130	11.7	37
4. Astoria	**3,212**	**9.1**	**29**
5. Fleet	2,903	8.2	59
Total	$35,297		428

Queens ($ in millions)

Institution	Total	Share	Branches
1. Chase	$4,364	15.3%	46
2. Citigroup/EAB	3,275	11.5	31
3. Astoria	**2,965**	**10.4**	**17**
4. North Fork/CBNY	2,461	8.5	37
5. New York Community	2,241	7.9	27
Total	$28,557		326

Suffolk ($ in millions)

Institution	Total	Share	Branches
1. Chase	3,411	15.1	34
2. North Fork/CBNY	2,959	13.1	56
3. Citigroup/EAB	2,759	12.2	31
4. Dime Bancorp	2,455	10.9	27
5. Astoria	**1,964**	**8.7**	**25**
Total	$22,596		384

Brooklyn ($ in millions)

Institution	Total	Share	Branches
1. Chase	$4,267	17.2%	42
2. HSBC	3,687	14.9	29
3. Dime Bancorp	3,652	14.8	20
4. Citigroup/EAB	2,714	10.9	27
5. GreenPoint Financial	2,209	8.9	14
Astoria (#7)	**1,397**	**5.6**	**12**
Total	$24,744		241

Source: FDIC Deposit Share Report. Data as of 6/30/00 adjusted for pending acquisitions

Astoria Financial Corporation

Deposit Composition

At March 31, 2001


Jumbo CD
2%
Money Market
16%
Savings
24%
Now/Demand
10%
Retail CD's
48%

Total - $10.3 Billion
49.5% Core

Astoria Financial Corporation

Core Deposit Growth

($ in Billions)


6
5
4
3
2
1
$2.8
$4.6
$4.8
$5.1
1Q98 (1)
1Q99
1Q00
1Q01

% to Total Deposits:	44.86%	47.67%	49.02%	49.48%

(1) Excludes effect of Long Island Bancorp pooling of interests 9/30/98.

Checking Account Growth


(# of accounts in thousands)
350
300
250
200
150
100
50
0
170.6
254.0
276.5
307.7
1Q98 (1)
1Q99
1Q00
1Q01


($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$557.9
$893.6
$945.2
$1,065.3
1Q98(1)
1Q99
1Q00
1Q01

(1) Excludes the effect of Long Island Bancorp pooling of interests 9/30/98.

Marketing Initiatives

- Continue to strengthen brand awareness
- Continue to strengthen customer profitability and segmentation models to drive targeted marketing
- Internet banking introduced-
  - Online banking
  - Bill paying
  - Mortgage pre-qualification
  - Online credit card applications
  - Deposit and loan product and rate information

Sales Initiatives

- Maintain an organizational structure to promote a strong sales environment in banking offices.
- Maintain high banking office goals and expectations.
- Utilize sales incentive bonus program in banking offices for meeting and beating goals.

Astoria Financial Corporation

Retail Banking and Loan Fee* Growth

($ in millions)

CAGR = 21.1%



$60
$50
$40
$30
$20
$10
$0
$20.1
$23.3
$34.6
$40.0
$48.8
$52.3
1996
1997
1998
1999
2000
2001**

*Excludes loan servicing fees.
** 1Q01 annualized

Small Business Lending Initiatives

- Current focus on existing business checking customers
- Expanded focus on primary market area entrepreneurs
  - Utilize networking and referral based marketing
  - Companies with less than $10 million in revenue
  - Emphasis on professionals
- Enhances ability to build business checking base

Astoria Financial Corporation

Operating Efficiency - General and Administrative Expense Ratio



Percent to Average Assets
2.00
1.50
1.00
0.50
0.00
1.54%
1.27%
0.86%
0.79%
0.80%
0.14
1.40
0.10
1.17
0.04
0.82
0.03
0.76
0.03
0.77
1997
1998
1999
2000
1Q01
Excluding Stock Plan Amortization (Cash G & A Expense Ratio)
Stock Plan Amortization

Astoria Financial Corporation

G & A Expense to Average Assets



2.20
2.05
1.90
1.75
1.60
1.45
1.30
1.15
1.00
0.85
0.70
Percent
1Q00
2Q00
3Q00
4Q00
1Q01
All Thrifts
NY Thrifts
$ 5+ Billion
ASFC
ASFC Cash

	Astoria (1)		Average		
Quarter	Cash	GAAP	All Thrifts	NY Thrifts	$ 5 + Bil.
Mar. 31, 2001	0.77%	0.80%	N/A	N/A	N/A
Dec 31, 2000 (2)	0.74	0.76	1.82	1.84	1.69
Sept. 30, 2000	0.75	0.79	1.81	1.83	1.66
June 30, 2000	0.75	0.78	1.83	1.86	1.67
Mar. 31, 2000	0.79	0.82	1.82	1.88	1.66

Source: SNL Securities, Thrift Performance Report as of March 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Operating Efficiency Ratio



Percent
60
50
40
30
20
10
50.13
4.50
45.63
45.07
3.53
41.54
31.88
1.62
30.26
30.27
1.10
29.17
30.57
1.09
29.48
1997
1998
1999
2000
1Q01
Excluding Stock Plan Amortization (Cash Efficiency Ratio)
Stock Plan Amortization

Astoria Financial Corporation

Efficiency Ratio



60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Percent
1Q00
2Q00
3Q00
4Q00
1Q01
All Thrifts
NY Thrifts
$ 5 + Billion
ASFC
ASFC Cash

	(1) Astoria		Average		
Quarter	Cash	GAAP	All Thrifts	NY Thrifts	$ 5 + Bil.
Mar. 31, 2001	29.48%	31.57%	N/A	N/A	N/A
Dec. 31 2000 (2)	28.89	29.62	52.27	50.81	49.47
Sept. 30, 2000	29.18	30.47	52.31	46.75	48.97
June 30, 2000	28.65	29.98	51.61	47.43	47.91
Mar 31, 2000	29.71	30.99	52.35	47.64	40.15

Source: SNL Securities, Thrift Performance Report as of March 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Outcome unpredictable due to disparity in recent court decisions
- Status of Astoria cases
  - LISB discovery completed
  - FDNY expert discovery expected to begin shortly

Astoria Financial Corporation

Stock Price vs. EPS 1996 - 2001



EPS
Price
$1.20
$1.05
$0.90
$0.75
$0.60
$0.45
$0.30
Average Stock Price
$60
$57
$54
$51
$48
$45
$42
$39
$36
$33
$30
$27
$24
$21
$18
$15
$12
0.53
0.47
0.52
0.47
0.57
0.58
0.62
0.61
0.66
0.72
0.44
0.82
0.97
1.02
1.02
1.06
1.08
1.08
1.07
1.11
1.16
(1)
(2)
(3)
(3)
(3)
(3)
(4)
(5)
Quarter Ended
03/31/96
06/30/96
09/30/96
12/31/96
03/31/97
06/30/97
09/30/97
12/31/97
03/31/98
06/30/98
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/31/01

(1) Excludes $16.9 million, net of taxes, ASFC SAIF recapitalization assessment.
(2) Excludes $10.7 million, net of taxes, LISB SAIF assessment.
(3) Excludes infrequently occurring items
(4) Excludes $0.07 per share executive severance payment
(5) Excludes cumulative effect of an accounting change of $0.05 per share, net of tax, relating to the implementation of SFAS 133

Astoria Financial Corporation

Stock Price vs. Cash EPS 1996 - 2001



Cash EPS
Average Stock Price
Cash EPS
Price
$1.35
$1.20
$1.05
$0.90
$0.75
$0.60
$0.45
$0.30
$60
$57
$54
$51
$48
$45
$42
$39
$36
$33
$30
$27
$24
$21
$18
$15
$12
0.66
0.61
0.67
0.63
0.75
0.74
0.79
0.82
0.89
0.93
0.70
1.00
1.14
1.18
1.18
1.23
1.21
1.21
1.21
1.24
1.29
(1)
(2)
(3)
(3)
(3)
(3)
(4)
(5)
Quarter Ended
03/31/96
06/30/96
09/30/96
12/31/96
03/31/97
06/30/97
09/30/97
12/31/97
03/31/98
06/30/98
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/01/01

(1) Excludes $16.9 million, net of taxes, ASFC SAIF recapitalization assessment.
(2) Excludes $10.7 million, net of taxes, LISB SAIF assessment.
(3) Excludes infrequently occurring items
(4) excludes $0.07 per share executive severance payment in 4Q00
(5) Excludes cumulative effect of an accounting change of $0.05 per share, net of tax, relating to the implementation of SFAS 133

Astoria Financial Corporation